                                PRELIMINARY ONLY
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                   $30,000,000
               (APPROXIMATE OFFERED, SUBJECT TO +/- 10% VARIANCE)
                                  SARM 2004-16
                 POOL 5 SENIOR CERTIFICATES (10/1 HYBRID ARM'S)
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                    WELLS FARGO BANK MINNESOTA N.A., TRUSTEE

--------------------------------------------------------------------------------------------------------------------------------
                                                          WAL         PMT. WINDOW   EXPECTED
             APPROXIMATE                              AUCT. / OPT.   AUCT. / OPT.   INITIAL      LEGAL           EXPECTED
               INITIAL        INITIAL     SECURITY        CALL           CALL         LOSS       FINAL           RATINGS
    CLASS     SIZE (1)      COUPON (2)  DESCRIPTION    (YRS.) (3)     (MTHS.) (3)   COVERAGE   MATURITY      (S&P / MOODY'S)
--------------------------------------------------------------------------------------------------------------------------------
5-A1            $30,000,000  4.25%(4)   Variable PT     TBD/TBD       1-60/ 1-TBD    6.75%     [11/25/2034]     [AAA / Aaa]
--------------------------------------------------------------------------------------------------------------------------------
5-AIO (5)          Notional  Variable   Variable IO     TBD/TBD       1-60 / 1-60    6.75%     [10/25/2009]     [AAA / Aaa]
--------------------------------------------------------------------------------------------------------------------------------
5-A2(6)        $171,859,000  5.07%(7)   Variable PT     TBD/TBD         TBD/TBD      6.75%     [11/25/2034]     [AAA / Aaa]
--------------------------------------------------------------------------------------------------------------------------------
5-A3(6)         $100,00,000  5.50%(7)   Variable PT     TBD/TBD         TBD/TBD      6.75%     [11/25/2034]     [AAA / Aaa]
--------------------------------------------------------------------------------------------------------------------------------
5-AX(6)            Notional  5.25%(7)     Fixed IO      TBD/TBD         TBD/TBD      6.75%     [11/25/2034]     [AAA / Aaa]
--------------------------------------------------------------------------------------------------------------------------------
5-C(6)                   $0  Variable   Variable PT   Not Offered     Not Offered    6.75%     [11/25/2034]     [AAA / Aaa]
--------------------------------------------------------------------------------------------------------------------------------

(1) The Offered Certificates are collateralized by a pool of 10/1 hybrid ARM loans (pool 5) indexed to 6-month LIBOR or 1-year LIBOR. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2)  The Class coupons are described under "Interest Rates" on page [7].
(3) Assumes 25% CPR per annum for the collateral pool and the Auction Distribution Date (as described herein) occurs on the 60th Distribution Date (October 2009). Certificates pay on the 25th of every month beginning in November 2004.
(4) For every Distribution Date on or prior to the Auction Distribution Date, the Class 5-A1 Certificates will have an interest rate equal to the lesser of (x) 4.25% and (y) the Net WAC for the Pool 5 Mortgage Loans. For every Distribution Date after the Auction Distribution Date (*provided the Minimum Call Price is achieved on the first Auction Date), the interest rate for the 5-A1 Certificates will be equal to the Net WAC for the Pool 5 Mortgage Loans; *If the Minimum Call Price is not achieved on the first Auction Distribution Date, the Interest Rate for the Class 5-A1 Certificates will be an annual rate equal to the minimum of (x) 4.75%, and
     (y) the Net WAC for Pool 5 Mortgage Loans.
(5) The Class 5-AIO Certificates will accrue interest, based on a Class Notional Amount (as defined herein), up to and including the Auction Distribution Date, equal to the excess, if any, of (x) Net WAC for Pool 5 Mortgage Loans over (y) the interest rate on the Class 5-A1 Certificates. After the Auction Distribution Date, the Class 5-AIO Certificates will no longer be entitled to receive distributions of any kind.
(6)  Not offered under this term sheet.
(7) The Class 5-A2 Certificates will accrue interest at the lesser of (x) [5.07]% and (y) the Net WAC of the Pool 5 Mortgage Loans until the Distribution Date in July 2014. The Class 5-A3 Certificates will accrue interest at the lesser of (x) [5.50]% and (y) the Net WAC of the Pool 5 Mortgage Loans until the Distribution Date in July 2014. Beginning with the Distribution Date in August 2014, the Class 5-A2 and Class 5-A3 will accrue interest at the Net WAC of the Pool 5 Mortgage Loans. The Class 5-AX Certificates will accrue interest at a rate equal to [5.25]% based on a notional amount until the Distribution Date in July 2014. After such Distribution Date the Class 5-AX Certificates will not be entitled to distributions of any kind.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                PRELIMINARY ONLY
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

--------------------------------------------------------------------------------
           ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE
                   COLLATERAL BALANCES AS OF OCTOBER 1, 2004.

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
      MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS
       SUPPLEMENT SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM
                                SHEETS, IF ANY.
             -------------------------------------------------------
                     INFORMATION THAT IS TO BE DETERMINED OR
              THAT IS NOT KNOWN AT THIS TIME WILL BE LABELED "TBD"
            ---------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                PRELIMINARY ONLY
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

DEAL OVERVIEW:
--------------
o The issuer will be Structured Adjustable Rate Mortgage Loan Trust and the deal will be found on Bloomberg under the symbol "SARM".

o The certificates represent ownership interests in a trust fund that consists primarily of six separate pools of mortgage loans: "Pool 1," "Pool 2," "Pool 3," "Pool 4," "Pool 5," and "Pool 6". The Mortgage Loans provide for a fixed interest rate during an initial period of approximately three, five seven or ten years from the date of origination, and thereafter provide for adjustments to the interest rate on a semi-annual or annual basis.

o THE CLASS 5-A1 AND CLASS 5-AIO CERTIFICATES ARE THE "OFFERED CERTIFICATES". The Pool 5 Mortgage Loans will be comprised of 10/1 hybrid ARMs that will be indexed to 6-Month LIBOR and 1-Year LIBOR based ARM's.

o Interest and principal on the Pool 5 senior certificates will be payable solely from amounts collected from the mortgage loans in MORTGAGE POOL 5. Interest and principal on the Class B subordinate certificates will be payable from amounts collected from the mortgage loans in all six Mortgage Pools (pools 1-6).

o The Auction Distribution Date for the Class 5-A1 Certificates will be equal to the Distribution Date that occurs on the earlier of (x) the Distribution Date that occurs in October 2009 (60th Distribution Date) and (y) the Distribution Date on which the initial Pool 5 Mortgage Balance declines to less than 20% of the total principal balance of the Pool 5 Mortgage Loans as of the Cut-Off Date.

o During the five business days prior to the Distribution Date occurring on the Auction Distribution Date (as described above), the Trustee or its agent will solicit bids for purchase of the Class 5-A1 Certificates for an amount not less than the Minimum Call Price as described herein. This process will be repeated every three months until the Minimum Call Price is achieved. The Trustee will be reimbursed for the costs of the sale before the proceeds are distributed to Certificateholders. If the amount received in the auction is greater than Minimum Call Price, such excess will be paid to the holder of Class 5-C Certificates.

o The "Minimum Call Price" for the Class 5-A1 Certificates will be equal to the sum of (1) the outstanding principal balance of the Class 5-A1 Certificates after application of all principal distributions and realized losses on the Auction Distribution Date, (2) interest accrued and unpaid on the Class 5-A1 Certificates and (3) the cost and expenses incurred by the Auction Administrator in conjunction with the Class 5-A auction.

o If you hold a Class 5-A1 Certificate on the Distribution Date that the Minimum Call Price is achieved, your certificate will be transferred to third-party investors on that Distribution Date, thereby ending your investment in that certificate. Holders of the Class 5-A1 Certificates will receive the Minimum Call Price (as defined above, less the reimbursement of expenses incurred by the Auction Administrator) on the action date that the Minimum Call Price is achieved.

o If the Minimum Call Price is NOT achieved on the first Auction Distribution Date the Class 5-A1 Coupon will step-up to 4.75%, and the interest accrued on the Class 5-C Certificates will be distributed to the Class 5-A1 as PRINCIPAL, until reduced to zero. Thereafter, the auction will be repeated every three months until the Minimum Call Price is achieved.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                PRELIMINARY ONLY
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING:
----------------------
Cut-off Date:                       October 1, 2004

Expected Pricing Date:              Week of October 18, 2004

Expected Settlement Date:           October 29, 2004

Distribution Dates:                 25th of each month, commencing in November 2004

Collection Period:                  The calendar month preceding the current Distribution Date

Issuer:                             Structured Adjustable Rate Mortgage Loan Trust ("SARM")

Seller:                             Lehman Brothers Holdings Inc.

Depositor:                          Structured Asset Securities Corporation ("SASCO")

Trustee:                            Wells Fargo Bank, N.A.

Trustee Fee:                        0.0025% per annum

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Master Servicer Fee:                The Master Servicer will be paid a monthly fee (the "Master
                                    Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage
                                    Loans on deposit in the Collection Account established by the
                                    Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

10% Optional Purchase:              ALS with the consent of the Seller (which consent will not be unreasonably withheld), may purchase the mortgage loans on any
                                    Distribution Date after the date on which the total principal balance of the mortgage loans (determined in the aggregate rather than by pool) declines to less than 10% of their initial total principal balance.

                                    ---------------------------------------------------------------
Servicer(s):                                                     POOL 5
                                    ---------------------------------------------------------------
                                               SERVICERS                                   %
                                               ---------                                  ---
                                      Aurora Loan Services (ALS)                        [63.85%]
                                      Countrywide                                       [21.72%]
                                      Indymac Bank                                      [14.43%]
                                    ---------------------------------------------------------------

Servicing Fee:                      0.25% to 0.44%; Weighted Average approximately [0.254%]

Day Count:                          30/360

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                PRELIMINARY ONLY
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------
Delay Days:                         24 day delay on all offered certificates.

Interest  Accrual Period:           The calendar month immediately preceding the month in which the related
                                    Distribution Date occurs for all offered certificates.

Registration:                       Book-entry form through DTC.

Minimum Denomination:               Class 5-A1: $25,000
                                    Class 5-AIO: $1,000,000 notional amount

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         25% CPR per annum.

SMMEA Eligibility:                  All offered classes are expected to be SMMEA eligible.

ERISA Eligibility:                  All offered classes are expected to be ERISA eligible.

Net WAC:                            The "Net WAC" for each Mortgage Pool for each Distribution Date will be the weighted average of the Net Mortgage Rates of the
                                    Mortgage Loans in such Mortgage Pool at the beginning of the related Due Period, weighted on the basis of their Scheduled
                                    Principal Balances at the beginning of the related Due Period.

Auction Distribution Date:          The Auction Distribution Date for the Class 5-A1 Certificates
                                    will be equal to the Distribution Date that occurs on the
                                    earlier of (x) the Distribution Date that occurs in October 2009
                                    (60th Distribution Date) and (y) the Distribution Date on which the initial Pool 5 Mortgage Balance declines to less than 20% of its initial total principal balance as of the Cut-Off Date.

Auction Administrator:              The Trustee or its agent will act as the "Auction
                                    Administrator". During the five business days prior to the
                                    Distribution Date occurring on the Auction Distribution Date (as described above), the Trustee or its agent will solicit bids for purchase of the Class 5-A1 Certificates for an amount not less than the Minimum Call Price as described herein. This process will be repeated every three months until the Minimum Call Price is achieved. The Trustee will be reimbursed for the costs of the sale before the proceeds are distributed to Certificateholders.
                                    If the amount received in the auction is greater than Minimum
                                    Call Price, such excess will be paid to the holder of Class 5-C
                                    Certificates.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                PRELIMINARY ONLY
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------
Minimum Call Price:                 The "Minimum Call Price" for the Class 5-A1 Certificates will be equal to the sum of (1) the outstanding principal balance of the
                                    Class 5-A1 Certificates after application of all principal distributions and realized losses on the Auction Distribution
                                    Date, (2) interest accrued and unpaid on the Class 5-A1
                                    Certificates and (3) the cost and expenses incurred by the
                                    Auction Administrator in conjunction with the Class 5-A1
                                    auction.

                                    -----------------------------------------------------------------
                                    EVENTS IF THE AUCTION FAILS TO ACHIEVE THE MINIMUM CALL PRICE
                                    (AS DEFINED BELOW) ON THE FIRST AUCTION DISTRIBUTION DATE:
                                    -----------------------------------------------------------------

                                        o   The interest rate on the Class 5-A1 Certificates will
                                            remain fixed (i.e.: it will not become a Pool 5 Net WAC
                                            pass-through) and the fixed coupon will step-up up 50
                                            basis points from the initial fixed rate coupon.

                                        o   Any interest remittance amount due to the Class 5-C
                                            Certificates while the Class 5-A1 Certificates remain
                                            outstanding will be applied as PRINCIPAL in reduction of
                                            the Class 5-A1 principal balances, until the Class 5-A1
                                            principal balance has been reduced to zero (i.e.: "turbo
                                            feature").

                                        o   After the principal amount of the Class 5-A1
                                            Certificates is reduced to zero, interest accrued on the
                                            Class 5-C Certificates will be distributed on each
                                            distribution date as INTEREST to these certificates (to
                                            the extent available) rather than added to its principal
                                            balance.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                PRELIMINARY ONLY
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------
Interest Rates:                     CLASS 5-A1 will bear interest for each Distribution Date on or prior to the first Distribution Date on which the Auction
                                    Distribution Date occurs at an annual rate equal to the minimum of (x) 4.25%, and (y) the Net WAC for Pool 5 Mortgage Loans, and
                                    thereafter, PROVIDED THE MINIMUM CALL PRICE IS ACHIEVED, the
                                    Interest Rate for the Class 5-A1 Certificates will be an annual rate equal to the Net WAC for Pool 5; however if the Minimum
                                    Call Price is NOT achieved, the Interest Rate for the Class 5-A1
                                    Certificates will be an annual rate equal to the minimum of (x)
                                    4.75%, and (y) the Net WAC for the Pool 5 Mortgage Loans.

                                    CLASS 5-A2 will bear interest for each Distribution Date prior to July 2014 at the lesser of (x) 5.07% and (y) the Net WAC for the Pool 5 Mortgage Loans. After the Distribution Date in July
                                    2014, the Class 5-A2 Certificates will accrue interest at the
                                    Net WAC for the Pool 5 Mortgage Loans.

                                    CLASS 5-AX will bear interest for each Distribution Date prior to July 2014 at the greater of (x) 0.00% and (y) the Net WAC for the Pool 5 Mortgage Loans less 5.07%, normalized at 5.07%, based on an notional balance equal to the Class 5-A2 principal
                                    balance. After the Distribution Date in July 2014, the Class
                                    5-A2 Certificates will not be entitled to distributions of any kind.

                                    CLASS 5-AIO will bear interest each Distribution Date on or prior to the first Distribution Date on which the Auction
                                    Distribution Date occurs at a rate equal to the greater of (i)
                                    0.00% per annum and (ii) the excess of (a) the Net WAC of
                                    Mortgage Pool 5 over (b) the Class 5-A1 per annum rate, based on a notional balance equal to the Class 5-A1 principal balance prior to distributions for the related distribution date.
                                    Thereafter, the Class 5-AIO Certificates will not be entitled to distributions of any kind.

                                    CLASS 5-C, on each Distribution Date, will be entitled to an amount equal to the greater of (1) $0.00 and (2)(A) the amount of interest accruing at the Net WAC on the Pool 5 Mortgage Loans
                                    (exclusive of any interest accruing on the Pool 5 Mortgage Loans payable to the Class 5-A2, Class 5-AX and the Subordinate
                                    Certificates), less (B) the total interest accrued for the related Accrual Period on the Class 5-A1 and Class 5-AIO
                                    Certificates.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                PRELIMINARY ONLY
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

TERMS OF THE OFFERING (CONT.):
------------------------------
Credit Enhancement:                 Senior/subordinate, shifting interest structure. The initial credit enhancement for the Class A Certificates will consist of the subordination of the Class B Certificates, initially [6.75%]
                                    total subordination.

                                    The initial credit enhancement information shown below is
                                    SUBJECT TO FINAL RATING AGENCY APPROVAL:

                                         SUBORDINATION OF CLASS B CERTIFICATES

                                Priority of  --------------------------   Order of
                                Payment               Class A             Loss
                                               Credit Support (6.75%)     Allocation
                                             --------------------------
                                                      Class M
                                               Credit Support (5.50%)
                                             --------------------------
                                                      Class B1
                                               Credit Support (4.55%)         ^
                                   |          --------------------------      |
                                   |                   Class B2               |
                                   |           Credit Support(3.00%)          |
                                   |          --------------------------      |
                                   |                   Class B3               |
                                   |           Credit Support(2.85%)          |
                                   |          --------------------------      |
                                   |                   Class B4               |
                                   |           Credit Support (1.95%)         |
                                   |          --------------------------      |
                                   |                   Class B5               |
                                   v           Credit Support (1.70%)
                                             --------------------------
                                                      Class B6
                                               Credit Support (1.40%)
                                             --------------------------
                                                      Class B7
                                               Credit Support (1.30%)
                                             --------------------------
                                                      Class B8
                                               Credit Support (0.75%)
                                             --------------------------
                                                      Class B9
                                               Credit Support (0.30%)
                                             --------------------------
                                                      Class B10
                                               Credit Support (0.00%)
                                             --------------------------


Allocation of
Realized Losses:                    Any realized losses, other than excess losses, on the Mortgage
                                    Loans will be allocated as follows: first, to the Subordinate
                                    Certificates in reverse order of their numerical Class
                                    designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the
                                    Senior Certificates until each respective class principal
                                    balance has been reduced to zero.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL DISTRIBUTIONS:
------------------------

Shift Schedule:

o If the Senior Enhancement % is less than 2x times the Initial Senior Enhancement %:

        -------------------------------------------------------------------
          DISTRIBUTION DATES (MONTHS)                   SHIFT %
          ---------------------------                   -------
        -------------------------------------------------------------------
                     1 - 84                              100%
                    85 - 96                               70%
                    97 - 108                              60%
                   109 - 120                              40%
                   121 - 132                              20%
                      133+                                 0%
        -------------------------------------------------------------------

o   If the Senior Enhancement % is greater than or equal to 2x times the Senior
    Enhancement:

        -------------------------------------------------------------------
          DISTRIBUTION DATES (MONTHS)                   SHIFT %
          ---------------------------                   -------
        -------------------------------------------------------------------
                   1 - 36                                 50%
                    37+                                    0%
        -------------------------------------------------------------------

(If the AAA senior enhancement doubles when compared to the initial cut-off date senior enhancement during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the respective group Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the respective AAA senior enhancement doubles when compared to the initial senior enhancement, the respective Senior bonds will be entitled to pre-payments based on the respective group Senior bond percentage only, subject to cumulative loss and delinquency tests).

For each Mortgage Pool (1 through 6) calculate the following:
-------------------------------------------------------------

Pool Senior %      = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment %  = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("Senior PDA") will be equal to the sum of (i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and (ii) the product of (a) Mortgage Pool Pre-payment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("Subordinate PDA") will be equal to the difference between (i) the sum of Mortgage Pool Scheduled Principal and Pre-payment Principal and (ii) Pool Senior PDA

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

PRINCIPAL PAYDOWN RULES:
------------------------

I. PAY SENIOR PDA AS FOLLOWS:
-----------------------------

Pool 1 Senior PDA sequentially as follows:
     1) Pay to Class R and to Class 1-A, in that order, until reduced to zero.

Pool 2 Senior PDA sequentially as follows:
     1) Pay Class 2-A, until reduced to zero.

Pool 3 Senior PDA sequentially as follows:
     1) Pay Class 3-A, until reduced to zero.

Pool 4 Senior PDA sequentially as follows:
     1) Pay Class 4-A, until reduced to zero.

Pool 5 Senior PDA* concurrently as follows:
     1a)    Pay Class 5-A1 and 5-C, sequentially, until reduced to zero.
     1b) Accrete as principal to the balance of the 5-C certificates all interest accruing on such Class, until the Class 5-A1 is reduced to zero.
     2) Pay to the Class 5-C Certificates, until reduced to zero. (For so long as the Class 5-A1 Certificates remain outstanding, Pool 5 Senior PDA includes the interest accruing on the Class 5-C Certificate.)

Pool 6 Senior PDA sequentially as follows:
     1) Pay Class 6-A, until reduced to zero.


II. PAY SUBORDINATE PDA AS FOLLOWS*:
------------------------------------
*Subject to credit support tests

1) Pay to Class M, B1, B2, B3, B4, B5, B6, B7, B8, B9 and B10 on a pro-rata basis, until reduced to zero.


(1) THE SUBORDINATE AMOUNTS ARE CALCULATED AS FOLLOWS:

SUBORDINATE AMOUNT:
-------------------

Total Mortgage Pools 1 through 6 collateral less the current principal balance of the Senior Certificates (excluding notional balances).

Group Subordinate Amount:
-------------------------

Total respective Mortgage Pool collateral less the current principal balance of the respective Mortgage Pool Senior Certificates (excluding notional balances).

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).